Exhibit 99.1

CONSENT AND AMENDMENT NO. 1 TO

LOAN AND SECURITY AGREEMENT

THIS CONSENT AND AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT (this “Amendment”) dated as of March 18, 2010 (the “First Amendment Effective Date”), is by and among FIFTH THIRD BANK, an Ohio banking corporation (in its individual capacity, “Fifth Third”), as agent (in such capacity as agent, “Agent”) for itself and all other lenders from time to time a party to the Loan Agreement referred to below (“Lenders”), Lenders, ADDUS HEALTHCARE, INC., an Illinois corporation (“Addus Healthcare”), ADDUS HEALTHCARE (IDAHO), INC., a Delaware corporation (“Addus Idaho”), ADDUS HEALTHCARE (INDIANA), INC., a Delaware corporation (“Addus Indiana”), ADDUS HEALTHCARE (NEVADA), INC., a Delaware corporation (“Addus Nevada”), ADDUS HEALTHCARE (NEW JERSEY), INC., a Delaware corporation (“Addus New Jersey”), ADDUS HEALTHCARE (NORTH CAROLINA), INC., a Delaware corporation (“Addus North Carolina”), BENEFITS ASSURANCE CO., INC., a Delaware corporation (“Benefits Assurance”), FORT SMITH HOME HEALTH AGENCY, INC., an Arkansas corporation (“Fort Smith”), LITTLE ROCK HOME HEALTH AGENCY, INC., an Arkansas corporation (“Little Rock”), LOWELL HOME HEALTH AGENCY, INC., an Arkansas corporation (“Lowell”), PHC ACQUISITION CORPORATION, a California corporation (“PHC Acquisition”), PROFESSIONAL RELIABLE NURSING SERVICE, INC., a California corporation (“Professional Reliable”), and ADDUS HOMECARE CORPORATION, a Delaware corporation (“Holdings”), each having its principal place of business at 2401 S. Plum Grove Road, Palatine, Illinois 60067 (Addus Healthcare, Addus Idaho, Addus Indiana, Addus Nevada, Addus New Jersey, Addus North Carolina, Benefits Assurance, Fort Smith, Little Rock, Lowell, PHC Acquisition and Professional Reliable are collectively referred to as “Borrowers”; Holdings is referred to as the “Guarantor”; and Borrowers and the Guarantor are collectively referred to herein as the “Credit Parties”).

W I T N E S S E T H:

WHEREAS, Agent, Lenders, Borrowers and the Guarantor are parties to that certain Loan and Security Agreement, dated as of November 2, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), pursuant to which, subject to the terms and conditions of the Loan Agreement, the Lenders agreed to make available to the Borrowers Revolving Loans in the maximum aggregate principal amount of $50,000,000;

WHEREAS, Borrowers have requested that Lenders increase the maximum aggregate principal amount of Revolving Loans available to the Borrowers under the Loan Agreement by $5,000,000, and Agent and Lenders are willing to do so subject to the terms and conditions of this Amendment; and

WHEREAS, this Amendment shall constitute a Loan Document and these Recitals shall be construed as part of this Amendment.

NOW, THEREFORE, for and in consideration of the premises and mutual agreements herein contained and for the purposes of setting forth the terms and conditions of this Amendment, the parties, intending to be bound, hereby agree as follows:

Section 1.    Incorporation of the Loan Agreement. All capitalized terms which are not defined herein shall have the same meanings as set forth in the Loan Agreement, and the Loan Agreement, to the extent not inconsistent with this Amendment, is incorporated herein by this reference as though the same were set forth in its entirety. Except as specifically set forth herein, the Loan Agreement shall remain in full force and effect and its provisions shall be binding on the parties hereto.

Section 2.    Consent. Notwithstanding the provisions of Section 13.10 of the Loan Agreement, the Agent and the Lenders hereby consent to the amendment of the Dividend Note as evidenced by (a) that certain Amended and Restated Unsecured 10% Junior Subordinated Promissory Note dated as of March 18, 2010 by and between Holdings and Eos Capital Partners III, L.P. in the original principal amount of $6,074,493.24 and (b) that certain Amended and Restated Unsecured 10% Junior Subordinated Promissory Note dated as of March 18, 2010 by and between Holdings and Eos Partners SBIC III, L.P. in the original principal amount of $1,744,265.26.

Section 3.    Amendment of the Loan Agreement. The Credit Parties, Agent and Lenders hereby agree to amend the Loan Agreement as of the date hereof as follows:

(a)    Section 2.01 (Revolving Loans). The first paragraph of Section 2.01 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Subject to the terms and conditions of this Agreement, during the Term, each Lender, severally and not jointly, agrees to make its Pro Rata Share of revolving loans and advances (the “Revolving Loans”) requested by Borrower Representative up to such Lender’s Revolving Loan Commitment so long as after giving effect to such Revolving Loans, the sum of the aggregate unpaid principal balance of the Revolving Loans and the Letter of Credit Obligations does not exceed the Borrowing Base; provided, that the Borrowing Base shall in no event exceed Fifty-Five Million and No/100 Dollars ($55,000,000.00) (the “Maximum Revolving Loan Limit”) except as such amount may be increased or, following the occurrence of an Event of Default, decreased by Requisite Lenders, in Requisite Lenders’ sole discretion.”

(b)    Section 12.14 (Certain Current Liens). A new Section 12.14 is hereby added to the Loan Agreement immediately following Section 12.13 thereof to read as follows:

“12.14 Certain Current Liens. Pursuant to that certain Post-Closing Agreement, dated as of November 2, 2009 (the “Post-Closing Agreement”), between the Borrowers and the Agent, the Loan Parties have been diligently pursuing evidence of release by the Marion County Recorder in respect of each of the following tax liens currently of record with the Marion County Recorder: (a) state tax lien filed as instrument number A06005480661 on August 15, 2006 with the Marion County Recorder in the amount of $26.41; (b) state tax lien filed as instrument number 7260823 on April 3, 2009 with the Marion County Recorder in the amount of $12,467.51; (c) state tax lien filed as instrument number 7260913 on April 3, 2009 with the Marion County Recorder in the amount of $1,873.80; and (d) state tax lien filed as instrument number 7431777 on September 14, 2009 with the Marion County Recorder in the amount of $6,683.83 (collectively, the “Current State Tax Liens”). Effective as of the First Amendment Effective Date, Agent and Lenders hereby waive the Borrower’s delivery requirement under the Post-Closing Agreement of providing to Agent evidence of the release of each of the Current State Tax Liens (the “Release Requirement”); provided that, the Agent and the Lenders reserve their right (at any time and from time to time following the First Amendment Effective Date) to implement reserves to be withheld from the Borrowing Base calculation in an amount equal to the aggregate amount of obligations in respect of the Current State Tax Liens outstanding and/or unpaid, until the date that the Borrowers deliver to Agent evidence (in form and substance acceptable to Agent) of the release by the Marion County Recorder of each of the Current State Tax Liens. The foregoing waiver of the Release Requirement is expressly limited to the specific requirement stated herein and shall not affect any breach of any of the provisions of this Agreement for any other requirement, and shall not be deemed or otherwise construed to constitute a waiver of any Default or Event of Default arising out of any other failure of the Loan Parties or any one or more of them to comply with any of the terms of this Agreement.”

(c)    Section 13.02 (Indebtedness).    Section 13.02 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“13.02 Indebtedness.    No Credit Party shall, nor shall it permit any Subsidiary to, create, incur, commit to incur, assume or become obligated (directly or indirectly) for any Indebtedness other than the Loans and other Liabilities, except that it may (a) after the Closing Date, borrow money from or provide seller financing to a Person other than Agent and Lenders on an unsecured and subordinated basis if a Subordination Agreement in favor of Agent and Lenders and in form and substance reasonably satisfactory to Agent is executed and delivered to Agent relative thereto; (b) maintain the Earnout Liabilities; (c) maintain the Seller Notes; (d) maintain its present Indebtedness as listed on Schedule 11.14 to the Disclosure Statement (and renewals and refinancings thereof which do not increase the principal amount thereof as of the Closing Date and are otherwise on substantially the same terms and conditions); (e) incur unsecured Indebtedness to trade creditors in the ordinary course of business; (f) incur purchase money Indebtedness or Capital Lease Obligations, in each case, in connection with Capital Expenditures permitted pursuant to Section 14.03 hereof and any refinancings thereof; provided that (x) such Indebtedness when incurred shall not exceed the purchase price of the asset(s) financed, and (y) no such Indebtedness shall be refinanced for a principal amount in excess of the principal balance outstanding thereon at the time of such financing; (g) incur unsecured Indebtedness under the Dividend Note; (h) incur Contingent Liabilities permitted pursuant to Section 13.01 above; (i) incur Indebtedness owing to any other Credit Party; (j) incur unsecured Indebtedness in the ordinary course of business with a maturity date no later than twelve (12) months after the date of incurrence, the proceeds of which are applied to finance the payment of insurance premiums with respect to workers’ compensation insurance, automobile insurance and liability insurance; and (k) incur Indebtedness consisting of the obligation of any Credit Party to reimburse an insurer for any payment made by such insurer in respect of a workers’ compensation claim with respect to any employee of any Credit Party.

In no event shall any Borrower make any Subordinated Debt Payment in respect of the Subordinated Debt or otherwise, Earnout Liabilities payment or any Management Fee payment (if any),

(i)    unless after giving effect to any such Subordinated Debt Payment, Earnout Liabilities payment or Management Fee payment and on the date of such payment (other than payments in respect of the Eos Subordinated Debt) (A) no Default or Event of Default shall have occurred prior to, or would occur as a result of, any such payment, and, (B) the Credit Parties shall be in pro forma compliance with the financial covenants contained in Article 14 after giving effect to the proposed payment;

(ii)    with respect to regularly scheduled interest payments in respect of the Eos Subordinated Debt, unless after giving effect to any such Subordinated Debt Payment and on the date of such payment (A) no Default or Event of Default shall have occurred prior to, or would occur as a result of, any such payment, and, (B) the Credit Parties shall be in pro forma compliance with the financial covenants contained in Article 14 after giving effect to the proposed payment;

(iii)    with respect to regularly scheduled principal payments in respect of the Eos Subordinated Debt, unless after giving effect to any such Subordinated Debt Payment and on the date of such Subordinated Debt Payment (A) no Default or Event of Default shall have occurred prior to, or would occur as a result of, any such payment, (B) the Credit Parties shall be in pro forma compliance with the financial covenants contained in Sections 14.02 and 14.03 after giving effect to the proposed payment, (C) the Credit Parties shall be in pro forma compliance with the Fixed Charge Coverage financial covenant set forth in Section 14.01 hereof as if such ratio were set at 1.2: 1.0 computed as of the most recent fiscal quarter end for which the Credit Parties have delivered financial statements pursuant to Section 9.03(a) or 9.03(b), and (D) Borrowers shall have Excess Availability of at least Four Million and No/100 Dollars ($4,000,000.00) after giving effect to the proposed payment; and

(iv)    with respect to optional prepayments of all or any portion of the principal amount, together with interest to the date of such prepayment on the principal amount so prepaid, in each case in respect of the Eos Subordinated Debt, unless after giving effect to any such Subordinated Debt Payment and on the date of such Subordinated Debt Payment (A) no Default or Event of Default shall have occurred prior to, or would occur as a result of, any such prepayment, (B) the Credit Parties shall be in pro forma compliance with the financial covenant contained in Section 14.03 after giving effect to the proposed prepayment, (C) the Credit Parties shall be in pro forma compliance with the Fixed Charge Coverage financial covenant set forth in Section 14.01 hereof as if such ratio were set at 1.2: 1.0 computed as of the most recent fiscal quarter end for which the Credit Parties have delivered financial statements pursuant to Section 9.03(a) or 9.03(b), (D) Borrowers shall have Excess Availability of at least Four Million and No/100 Dollars ($4,000,000.00) after giving effect to the proposed prepayment and (E) the Credit Parties shall be in pro forma compliance with the Senior Debt Leverage financial covenant set forth in Section 14.02 hereof as if such ratio were set at 1.5: 1.0 computed as of the most recent fiscal quarter end for which the Credit Parties have delivered financial statements pursuant to Section 9.03(a) or 9.03(b).

Compliance with the foregoing requirements to make any Subordinated Debt Payment must be reflected by the delivery to Agent of a Compliance Certificate and monthly financial statements as described in Section 9.03 of this Agreement.”

(d)    Section 14.02 (Senior Debt Leverage).    Section 14.02 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“14.02 Senior Debt Leverage. The Credit Parties shall not permit the ratio of Senior Indebtedness, as of the date of calculation, to Adjusted EBITDA, on a consolidated basis, as of the last day of each period set forth below to exceed the ratio set forth below for the corresponding period set forth below, tested for each twelve (12) month period ending on the last day of each fiscal quarter:

Period	Ratio

For the twelve (12) month period ending December 31, 2009	2.75 to 1.0

For the twelve (12) month period ending March 31, 2010 and each twelve (12) month period ending on the last day of each fiscal quarter thereafter	3.00 to 1.0

(e)    Revolving Loan Commitment Set Forth on the Signature Page to the Loan Agreement.    The maximum amount of the Revolving Loan Commitment set forth on the signature page attached hereto is hereby incorporated into the Loan Agreement effective as of the First Amendment Effective Date.

(f)    Annex I (Defined Terms).    The following new definitions of “First Amendment” and “First Amendment Effective Date” shall be added to Annex I of the Loan Agreement in the appropriate alphabetical order to read as follows:

“First Amendment” shall mean that certain Consent and Amendment No. 1 to Loan and Security Agreement dated as of the First Amendment Effective Date by and among the Borrowers, the other Credit Parties, Agent, for the benefit of itself and the other Lenders, and Lenders.

“First Amendment Effective Date” shall mean March 18, 2010.

(g)    Annex I (Defined Terms).    The following definitions of “Applicable Advance Multiple”, “Dividend Note”, “Maximum Loan Limit” and “Revolving Loan Commitment” in Annex I of the Loan Agreement shall be amended and restated in their entirety to read as follows:

“Applicable Advance Multiple” shall mean (i) from the Closing Date through December 31, 2009, 2.75 to 1.0 and (ii) for each date of determination thereafter, the maximum permitted ratio of Senior Indebtedness to Adjusted EBITDA, expressed as the quotient of such ratio, for the most recently specified test date set forth in Section 14.02 as of or prior to such date of determination; provided that, in no event shall the Applicable Advance Multiple exceed 3.00 to 1.0.

“Dividend Note” shall mean the amended and restated 10% junior subordinated promissory notes dated as of March 18, 2010 between Holdings, and (i) Eos Capital Partners III, L.P. and (ii) Eos Partners SBIC III, L.P. in the approximate principal amounts of $6,074,493.24 and $1,744,265.26, respectively, subject to adjustment in connection with the IPO Transaction, in each case as amended, restated, supplemented or otherwise modified as permitted by this Agreement.

“Maximum Loan Limit” shall mean Fifty-Five Million and No/100 Dollars ($55,000,000.00).

“Revolving Loan Commitment” shall mean, with respect to any Lender, the maximum amount of Revolving Loans which such Lender has agreed to make to Borrowers, subject to the terms and conditions of this Agreement, as set forth on the signature page hereto (as amended by the First Amendment) or an Assignment and Acceptance executed by such Lender.

(h)    Exhibit A (Compliance Certificate).    Exhibit A attached to the Loan Agreement shall be amended and restated in its entirety and the attached “Exhibit A” is hereby incorporated into the Loan Agreement effective as of the First Amendment Effective Date.

Section 4.    No Default.    The Credit Parties represent and warrant to Agent that, no Default or Event of Default has occurred and is continuing under the Loan Agreement, as amended by this Amendment.

Section 5.    Conditions of Effectiveness.    This Amendment shall become effective as of the First Amendment Effective Date hereof, but only upon receipt by Agent of each of the following:

(a)    one or more counterparts of each agreement, document and instrument set forth on the Consent and Amendment No. 1 to Loan and Security Agreement Closing Document Checklist attached hereto as Annex I, each in form and substance satisfactory to Agent;

(b)    fully executed copies of each of the Dividend Notes, in form and substance acceptable to Agent, evidencing (i) the extension of the maturity dates thereof to December 31, 2012 and (ii) reducing the quarterly amortization payments thereunder to specific amounts reasonably acceptable to the Agent; and

(c)    such other certificates, instruments, documents, and agreements as may be reasonably required by Agent or its counsel, each of which shall be in form and substance satisfactory to Agent and its counsel.

Section 6.    Fees and Expenses. Borrowers agree to pay on demand all costs and expenses of, or incurred by, Agent, including but not limited to, legal fees and expenses, in connection with the evaluation, negotiation, preparation, execution and delivery of this Amendment.

Section 7.    Security. Each Credit Party expressly acknowledges and agrees that all collateral, security interests, liens, pledges and mortgages heretofore, under this Amendment, or hereafter granted to Agent for the benefit of Lenders, including, without limitation, such collateral, security interests, liens, pledges and mortgages granted under the Loan Agreement, and all other supplements to the Loan Agreement, extend to and cover all of the obligations of Borrowers to Lenders, now existing or hereafter arising including, without limitation, those arising in connection with the Loan Agreement, as amended by this Amendment, upon the terms set forth in such agreements, all of which security interests, liens, pledges, and mortgages are hereby ratified, reaffirmed, confirmed and approved.

Section 8.    Holdings Guaranty. The Guarantor expressly acknowledges and agrees that its Guaranty Agreement extends to and covers in full all obligations incurred by the Borrowers, directly or indirectly, in connection with the Loan Agreement, as amended by this Amendment, upon the terms set forth in such agreements, and such Guaranty Agreement is hereby ratified, reaffirmed, confirmed and approved.

Section 9.    Representations and Warranties. Each Credit Party represents and warrants to Agent and each Lender that:

(a)    it has all necessary power and authority to execute and deliver this Amendment and perform its obligations hereunder;

(b)    the execution and delivery of this Amendment and the performance by such Credit Party of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not conflict with any provision of law or of the articles of incorporation or bylaws of such Credit Party or of any agreement binding upon such Credit Party;

(c)    this Amendment and the Loan Agreement, as amended hereby, constitute the legal, valid and binding obligations of such Credit Party and are enforceable against such Credit Party in accordance with their terms, except as such enforceability may be limited by applicable solvency, bankruptcy, reorganization, moratorium or other similar laws affecting creditors’ rights generally and applicable equitable principles (whether considered in a proceeding at law or in equity);

(d)    all representations and warranties of each Credit Party contained in the Loan Agreement, as amended, and all other Loan Documents, are true and correct in all material respects (provided that if any representation or warranty is by its terms qualified by concepts of materiality, such representation or warranty shall be true and correct in all respects) with the same effect as if such representations and warranties had been made on the First Amendment Effective Date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which cash such representation and warranties shall have been so true and correct on and as of such earlier date); and

(e)    all covenants of each Credit Party contained in the Loan Agreement, as amended, and all other Loan Documents, are true, correct and complete as of the date hereof.

Section 10.    Release.

(a)    To the fullest extent permitted by applicable law, in consideration of Agent and Lenders entering into this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which the Credit Parties hereby acknowledge, each Credit Party, on its own behalf and on behalf of its successors (including, without limitation, any receiver or trustee acting on behalf of any Credit Party and any debtor-in-possession with respect to any Credit Party), assigns, subsidiaries and Affiliates (collectively, the “Releasors”), hereby forever releases, discharges and acquits Agent and Lenders and their parents, subsidiaries, shareholders, Affiliates, partners, trustees, officers, employees, directors, agents and attorneys and their respective successors, heirs and assigns (collectively, the “Releasees”) from any and all claims, demands, liabilities, responsibilities, disputes, causes, damages, actions and causes of actions (whether at law or in equity), indebtedness and obligations (collectively, “Claims”) of every type, kind, nature, description or character, including, without limitation, any so-called “lender liability” claims or defenses, and irrespective of how, why or by reason of what facts, whether such Claims have heretofore arisen, are now existing or hereafter arise, or which could, might or be claimed to exist, of whatever kind or nature, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, matured or unmatured, fixed or contingent, each as though fully set forth herein at length, which may in any way arise out of, are connected with or in any way relate to actions or omissions which occurred on or prior to the date hereof with respect to any Credit Party, this Amendment, the Loan Agreement, the Liabilities, any Collateral, any other Loan Document and any third parties liable in whole or in part for the Liabilities, except to the extent any Claims are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of a Releasee. This provision shall survive and continue in full force and effect whether or not the Credit Parties shall satisfy all other provisions of this Amendment, the Loan Agreement or any of the other Loan Documents, including payment in full of the Liabilities.

(b)    Each Credit Party hereby agrees that its obligation to release the Releasees as set forth herein shall include an obligation by such Credit Party to indemnify and hold the Releasees harmless with respect to any and all liabilities, obligations, losses, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (excluding any lost profits) incurred by the Releasees, or any of them, whether direct, indirect or consequential, as a result of or arising from or relating to any proceeding by, or on behalf of, any Person, including, without limitation, officers, directors, agents, trustees, creditors, partners or shareholders of any Credit Party, whether threatened or initiated, asserting any claim for legal or equitable remedy under any statute, regulation or common law principle arising from or in connection with the negotiation, preparation, execution, delivery, performance, administration and enforcement of this Amendment or any other document executed in connection herewith, other than those matters caused by or resulting from a Releasees’ gross negligence or willful misconduct. The foregoing indemnity shall survive the payment in full of the Liabilities and the termination of this Amendment, the Loan Agreement and the other Loan Documents.

Section 11.    Incorporation. The parties hereto acknowledge and agree that the terms and provisions of this Amendment amend, add to and constitute a part of the Loan Agreement. Except as expressly modified and amended by the terms of this Amendment, all of the other terms and conditions of the Loan Agreement and all documents executed in connection therewith or referred to or incorporated therein remain in full force and effect and are hereby ratified, reaffirmed, confirmed and approved.

Section 12.    Conflict. If there is an express conflict between the terms of this Amendment and the terms of the Loan Agreement, or any of the other agreements or documents executed in connection therewith or referred to or incorporated therein, the terms of this Amendment shall govern and control.

Section 13.    Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws (as opposed to conflicts of law provisions) of the State of Illinois.

Section 14.    Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Delivery by facsimile or electronic transmission of a portable document file (also known as a .pdf file) of an executed counterparty signature page shall be effective as a manually executed counterpart signature hereof.

[SIGNATURE PAGES FOLLOW]

(Signature Page to Consent and Amendment No. 1 to Loan and Security Agreement)

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.

BORROWERS:	ADDUS HEALTHCARE, INC., an Illinois corporation

	By:	/s/ Frank Leonard
Frank Leonard
Secretary

ADDUS HEALTHCARE (IDAHO), INC., a Delaware corporation

	By:	/s/ Frank Leonard
Frank Leonard
Secretary

ADDUS HEALTHCARE (INDIANA), INC., a Delaware corporation

	By:	/s/ Frank Leonard
Frank Leonard
Secretary

ADDUS HEALTHCARE (NEVADA), INC., a Delaware corporation

	By:	/s/ Frank Leonard
Frank Leonard
Secretary

(Signature Page to Consent and Amendment No. 1 to Loan and Security Agreement)

BORROWERS:	ADDUS HEALTHCARE (NEW JERSEY), INC., a Delaware corporation

	By:	/s/ Frank Leonard
Frank Leonard
Secretary

ADDUS HEALTHCARE (NORTH CAROLINA), INC., a Delaware corporation

	By:	/s/ Frank Leonard
Frank Leonard
Secretary

BENEFITS ASSURANCE CO., INC., a Delaware corporation

	By:	/s/ Frank Leonard
Frank Leonard
Secretary

FORT SMITH HOME HEALTH AGENCY, INC., an Arkansas corporation

	By:	/s/ Frank Leonard
Frank Leonard
Secretary

LITTLE ROCK HOME HEALTH AGENCY, INC., an Arkansas corporation

	By:	/s/ Frank Leonard
Frank Leonard
Secretary

(Signature Page to Consent and Amendment No. 1 to Loan and Security Agreement)

BORROWERS:	LOWELL HOME HEALTH AGENCY, INC., an Arkansas corporation

	By:	/s/ Frank Leonard
Frank Leonard
Secretary

PHC ACQUISITION CORPORATION, a California corporation

	By:	/s/ Frank Leonard
Frank Leonard
Secretary

PROFESSIONAL RELIABLE NURSING SERVICE, INC., a California corporation

	By:	/s/ Frank Leonard
Frank Leonard
Secretary

(Signature Page to Consent and Amendment No. 1 to Loan and Security Agreement)

GUARANTOR:	ADDUS HOMECARE CORPORATION, a Delaware corporation

	By:	/s/ Mark Heaney
Mark Heaney
President

(Signature Page to Consent and Amendment No. 1 to Loan and Security Agreement)

AGENT AND LENDER:	FIFTH THIRD BANK, an Ohio banking corporation, as Agent and a Lender

	By:	/s/ Michael E. May
Michael E. May
Vice President

Revolving Loan Commitment: $55,000,000.00

EXHIBIT A

COMPLIANCE CERTIFICATE

Attached to and made a part of that certain Loan and Security Agreement, as it may be amended in accordance with its terms from time to time, including all exhibits attached thereto (the “Agreement”) of even date herewith between ADDUS HEALTHCARE, INC., an Illinois corporation (“Addus Healthcare”), ADDUS HEALTHCARE (IDAHO), INC., a Delaware corporation (“Addus Idaho”), ADDUS HEALTHCARE (INDIANA), INC., a Delaware corporation (“Addus Indiana”), ADDUS HEALTHCARE (NEVADA), INC., a Delaware corporation (“Addus Nevada”), ADDUS HEALTHCARE (NEW JERSEY), INC., a Delaware corporation (“Addus New Jersey”), ADDUS HEALTHCARE (NORTH CAROLINA), INC., a Delaware corporation (“Addus North Carolina”), BENEFITS ASSURANCE CO., INC., a Delaware corporation (“Benefits Assurance”), FORT SMITH HOME HEALTH AGENCY, INC., an Arkansas corporation (“Fort Smith”), LITTLE ROCK HOME HEALTH AGENCY, INC., an Arkansas corporation (“Little Rock”), LOWELL HOME HEALTH AGENCY, INC., an Arkansas corporation (“Lowell”), PHC ACQUISITION CORPORATION, a California corporation (“PHC Acquisition”), PROFESSIONAL RELIABLE NURSING SERVICE, INC., a California corporation (“Professional Reliable”), and ADDUS HOMECARE CORPORATION, a Delaware corporation (“Holdings”), each having its principal place of business at [address] [Borrowers to provide] (Addus Healthcare, Addus Idaho, Addus Indiana, Addus Nevada, Addus New Jersey, Addus North Carolina, Benefits Assurance, Fort Smith, Little Rock, Lowell, PHC Acquisition and Professional Reliable are collectively referred to as “Borrowers”, and Holdings is referred to as a Guarantor), FIFTH THIRD BANK, as agent (“Agent”), and each lender from time to time a party thereto (“Lenders”).

This Certificate is submitted pursuant to Section 9.03 of the Agreement.

The undersigned hereby certifies to Agent and Lenders that as of the date of this Certificate:

1.    The undersigned is the                      of Borrowers.

2.    There exists no Default or Event of Default, as each such term is defined in the Agreement, or, if such Default or Event of Default exists, a writing attached hereto specifies the nature thereof, the period of existence thereof and the action that Borrowers have taken or propose to take with respect thereto.

3.    No material adverse change in the financial condition, results of operations or any other financial status of the Credit Parties and their Subsidiaries taken as a whole has occurred since December 31, 2008, or, if such a change has occurred, a writing attached hereto specifies the nature thereof and the action that Borrowers have taken or propose to take with respect thereto.

4.    Borrowers are in compliance with the representations, warranties and covenants in the Agreement, or, if any representations, warranties or covenants in the Agreement are not so true and correct, a writing attached hereto specifies the nature thereof, the period of existence thereof and the action that Borrowers have taken or propose to take with respect thereto.

A-1

5.    The financial statements of each Borrower being concurrently delivered herewith have been prepared in accordance with GAAP consistently applied, subject to the absence of year-end adjustments and footnote disclosures, and there have been no material changes in accounting policies or financial reporting practices of such Borrower since December 31, 2008 or, if any such change has occurred, such changes are set forth in a writing attached hereto.

6.    Attached hereto as Annex 1 is a true and correct calculation of the financial covenants contained in the Agreement.

7.    Attached hereto as Annex 2 is a calculation of the Borrowing Base for Borrowers as of the date hereof, and based on such Annex, the Borrowing Base as of the date hereof is: $            .

By:
Its:

By:
Its:

A-2

ANNEX 1 TO COMPLIANCE CERTIFICATE

Financial Covenant Calculations

(a)    Fixed Charge Coverage. The Credit Parties shall not permit the ratio of their Free Cash Flow divided by Fixed Charges, on a consolidated basis, as of the last day of each period set forth below to be less than the ratio set forth below for the corresponding period set forth below:

Period	Ratio

For the twelve (12) month period ending on December 31, 2009	1.10 to 1.0

For the twelve (12) month period ending on each of March 31, 2010, June 30, 2010, September 30, 2010, December 31, 2010, March 31, 2011 and June 30, 2011	1.10 to 1.0

For the twelve (12) month period ending September 30, 2011 and each twelve (12) month period ending on the last day of each fiscal quarter thereafter	1.20 to 1.0

Fixed Charge		$
Ratio		: 1.0
Compliance	Yes:	No:

(b)    Senior Debt Leverage. The Credit Parties shall not permit the ratio of Senior Indebtedness, as of the date of calculation, to Adjusted EBITDA, on a consolidated basis, as of the last day of each period set forth below to exceed the ratio set forth below for the corresponding period set forth below, tested for each twelve (12) month period ending on the last day of each fiscal quarter:

Period	Ratio

For the twelve (12) month period ending December 31, 2009	2.75 to 1.0

For the twelve (12) month period ending March 31, 2010 and each twelve (12) month period ending on the last day of each fiscal quarter thereafter	3.00 to 1.0

Actual Senior Debt Leverage Ratio:		to 1.0
Compliance:	Yes:	No:

A-1

(c)    Capital Expenditure Limitations. The Credit Parties and their Subsidiaries, on a consolidated basis, shall not make any Capital Expenditures if, after giving effect to such Capital Expenditures, the aggregate cost of all Capital Expenditures would exceed $1,250,0000.00 (the “Capex Limit”) in any Fiscal Year; provided, however, that, commencing with the Fiscal Year ending December 31, 2009, the Capex Limit referenced above shall be increased in any period by the positive amount equal to the lesser of (a) fifty percent (50%) of the Capex Limit for the immediately preceding period, and (b) the amount (if any), equal to the difference obtained by taking the Capex Limit minus the actual amount of any Capital Expenditures expended during such preceding period (the “Carry Over Amount”), and for purposes of measuring compliance herewith, the Carry Over Amount shall be deemed to be the last amount spent on Capital Expenditure in that succeeding period.

Total Capital Expenditures (YTD)		$
Compliance:	Yes:	No:

A-2

ANNEX 2 TO COMPLIANCE CERTIFICATE

Borrowing Base Calculation

(a) Adjusted EBITDA	$

(b) Applicable Advance Multiple	(not to exceed 3.00)

(c) Senior Indebtedness (other than Revolving Loans and Letter of Credit Obligations)	$

(d) The product of (a) and (b)	$

(e) Less (c)	$

ANNEX I

Closing Document Checklist

(See attached.)